UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2022

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (877) 202-2666
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On October 20, 2022, the Board of Directors (the “Board”) of Finance of America Companies Inc. (the “Company”), authorized a plan to discontinue the operations of the Company’s Mortgage Originations segment, other than its Home Improvement channel, in order to strategically optimize and invest in the Company’s Reverse Originations, Commercial Originations, Lender Services and Portfolio Management segments (such plan, the “Resource Optimization Plan”).
In connection with implementing the Resource Optimization Plan, the Company currently expects to incur aggregate pre-tax charges of approximately $145 million to $164 million, of which the Company expects that approximately $15 million to $26 million will be cash expenditures.

Of the aggregate pre-tax charges, the Company estimates approximately $12 million to $18 million will consist of employee severance, retention and related benefits; approximately $5 million to $9 million will consist of lease terminations and other related costs; approximately $8 million to $12 million will consist of vendor contract terminations and other costs; and approximately $120 million to $125 million will consist of non-cash charges for the impairment of intangible and fixed assets. The Company currently expects that approximately $135 million to $145 million of these pre-tax charges will be incurred in 2022 and the balance will be incurred in the first half of 2023.

The Company anticipates that the Resource Optimization Plan will commence in the fourth quarter of 2022 and is expected to be substantially completed by the end of 2022. The Company plans to continue to fund an immaterial number of forward mortgage loans relating to its Mortgage Originations segment in the first half of 2023, primarily consisting of forward mortgage loans with extended lock periods and representing less than 11% of the aggregate forward mortgage loan pipeline relating to such segment as of the date hereof. Further, the Company currently expects to achieve annualized savings of approximately $110 million to $120 million (representing the recognized loss in the applicable portion of the business segment in the first half of 2022, on an annualized basis) once the Resource Optimization Plan is fully completed, and currently expects to realize related savings beginning in early 2023.

The cost estimates related to the Resource Optimization Plan are subject to a number of assumptions and actual results may differ. As the Resource Optimization Plan is implemented, management will continue to evaluate the estimated costs and anticipated savings set forth above, and may revise its estimates of such costs and anticipated savings and the accounting charges relating thereto, as appropriate, consistent with generally accepted accounting principles.

Item 2.06. Material Impairment.

The information set forth in Item 2.05 is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On October 21, 2022, the Company issued a press release announcing the Resource Optimization Plan, which press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s Resource Optimization Plan and its expected benefits, anticipated cost savings, financial and accounting impact, and timing. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,”

“estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, originally filed with the SEC on March 15, 2022.

The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Dated:	October 21, 2022	By:	/s/ Johan Gericke
Johan Gericke
Executive Vice President and Chief Financial Officer